3. Taxes	3 Months Ended
Jun. 30, 2011
Income Tax Disclosure [Text Block]
3.           Taxes

As part of the process of preparing the unaudited condensed consolidated financial statements, the Company is required to estimate its income taxes in each of the jurisdictions in which it operates.  This process involves estimating the current tax liability under the most recent tax laws and assessing temporary differences resulting from differing treatment of items for tax and accounting purposes.  These differences result in deferred tax assets and liabilities, which are included in the unaudited condensed consolidated balance sheet.

Income tax expense (benefit) for the three months ended June 30, 2011, was ($0.3) million, or 33.9% of pre-tax income, compared to $13.5 million, or 40.5% of pre-tax income for the three months ended June 30, 2010.  The effective tax rate for the three months ended June 30, 2011 approximates the U.S. Federal statutory rate of 34%.  The effective tax rate for the three months ended June 30, 2010 differs from the U.S. Federal statutory rate of 34% primarily due to current state income taxes.

As of June 30, 2011, the Company’s total gross unrecognized tax benefit did not materially change with the balance as of March 31, 2011.  The Company has recorded a liability of approximately $4.1 million representing unrecognized tax benefits relating to Federal and State R&D credits.  All of this amount would impact the Company’s effective tax rate, if recognized.  No interest or penalties are recorded in this balance.